UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2013

ACTAVIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey 07054

(Address of principal executive offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 10, 2013, in Parsippany, New Jersey, Actavis, Inc. (the “Company”) convened a special meeting of its stockholders (the “Meeting”), relating to the Company’s pending acquisition of Warner Chilcott Public Limited Company (“Warner Chilcott”) through the formation of a new holding company incorporated in Ireland. The acquisition of Warner Chilcott will be effected by means of a “scheme of arrangement” under Irish law, pursuant to a transaction agreement, dated May 19, 2013, among the Company, Warner Chilcott, Actavis Limited (“New Actavis”), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC and Actavis W.C. Holding 2 LLC (“MergerSub”) (the “Transaction Agreement”). Pursuant to the Transaction Agreement, MergerSub, a wholly owned indirect subsidiary of New Actavis, will merge with and into the Company (the “Merger”), the separate corporate existence of MergerSub will cease and the Company will continue as the surviving corporation. The Meeting was called to vote on the following proposals:

(1)	Approval of Transaction Agreement and the Merger. Proposal to approve the Transaction Agreement and the Merger.

(2)	Reduction of Share Premium of New Actavis to Create Distributable Reserves. Proposal to approve the creation of distributable reserves, by reducing all the share premium of New Actavis resulting from the issuance of New Actavis ordinary shares pursuant to the scheme of arrangement by which New Actavis will acquire Warner Chilcott.

(3)	Advisory Vote on Compensation. Proposal to consider and vote upon, on a non-binding advisory basis, specified compensatory arrangements between the Company and its named executive officers relating to the Transaction Agreement.

(4)	Adjournment Proposal. Proposal to approve any motion to adjourn the Actavis special meeting, or any adjournments thereof, to another time or place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Actavis special meeting to approve the Transaction Agreement and the merger, (ii) to provide to Actavis stockholders any supplement or amendment to the joint proxy statement/prospectus and/or (iii) to disseminate any other information which is material to the Actavis stockholders voting at the special meeting.

There were 133,161,220 shares of common stock of the Company outstanding as of the record date for the Meeting (July 30, 2013). A quorum was present at the Meeting. Proposal 1 was approved by the stockholders of the Company, with 78% of the outstanding shares eligible to vote and 99% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 1.

Proposal 2 was approved by the stockholders of the Company, with 78% of the outstanding shares eligible to vote and 99% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 2. Proposal 3 was approved by the stockholders of the Company, with 74% of the outstanding shares eligible to vote and 94% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 3. Because sufficient votes were received to pass Proposal 1, Proposal 4 was not voted upon at the Meeting. The voting results of Proposals 1, 2 and 3 are as follows:

	For	Against	Abstain	Broker Non- Votes
Proposal 1
Approval of Transaction Agreement and the Merger	104,113,360	181,139	632,505	(0)
Proposal 2
Reduction of Share Premium of New Actavis to Create Distributable Reserves	104,079,140	273,309	575,555	(0)
Proposal 3
Non-Binding Advisory Vote on Compensation	99,104,456	4,897,403	926,145	(0)

Item 8.01. Other Events.

On September 10, 2013, the Company and Warner Chilcott issued a joint press release announcing (i) the results of the Meeting and (ii) the results of the special meeting of stockholders of Warner Chilcott held on September 10, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated September 10, 2013.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company, Actavis Limited, the acquisition and other transactions contemplated by the Transaction Agreement, our acquisition financing, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company or Actavis Limited, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; our ability to refinance the bridge loan on favorable terms and maintain our current long-term credit rating; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from the Company; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. We do not assume any obligation to update these forward-looking statements.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of the Company accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in the Company or Warner Chilcott may from the date of this communication have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTAVIS, INC.

By:	/s/ David A. Buchen
Name:	David A. Buchen
Title:	Chief Legal Officer – Global and Secretary

Date: September 11, 2013

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated September 10, 2013.